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                                                        EXHIBIT 20(c)
                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-C
            As of and for the six months ended March 31, 2001

Investor Allocation Percentage                              98.00%
Principal Distributions
Class A1                                           189,000,000.00
Class A2                                                     0.00
Class A3                                                     0.00
Class B                                                      0.00
                                                 ----------------
     Total                                         189,000,000.00

Principal Allocations
Class A1                                            38,396,922.41
Class A2                                            49,371,912.58
Class A3                                                     0.00
Class B                                                      0.00
                                                 ----------------
     Total                                          87,768,834.99

Interest Distributions
Class A1                                             2,487,712.50
Class A2                                            11,489,092.50
Class A3                                             1,988,532.00
Class B                                              1,694,516.52
                                                 ----------------
     Total                                          17,659,853.52

Interest Allocations
Class A1                                             1,658,475.00
Class A2                                            11,489,092.50
Class A3                                             1,988,532.00
Class B                                              1,694,516.52
                                                 ----------------
     Total                                          16,830,616.02

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                     0.00
Class A2                                                     0.00
Class A3                                                     0.00
Class B                                                      0.00
                                                 ----------------
     Total                                                   0.00

Remaining Unpaid Interest
Class A1                                                     0.00
Class A2                                             1,914,848.75
Class A3                                               331,422.00
Class B                                                282,419.42
                                                 ----------------
     Total                                           2,528,690.17

Outstanding Principal Balance
Class A1                                                     0.00
Class A2                                           424,500,000.00
Class A3                                            72,800,000.00
Class B                                             48,700,000.00
                                                 ----------------
     Total                                         546,000,000.00

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                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-C
             As of and for the six months ended March 31, 2001


Reimbursed Loss Amounts
Class A1                                                35,694.02
Class A2                                             1,539,611.28
Class A3                                               270,072.08
Class B                                                180,612.43
                                                 ----------------
     Total                                           2,025,989.81

Certificate Distribution Amount Allocable
     To Unreimbursed Loss Amounts
Class A1                                                     0.00
Class A2                                                     0.00
Class A3                                                     0.00
Class B                                                      0.00
                                                 ----------------
     Total                                                   0.00

Unreimbursed Loss Amounts
Class A1                                                     0.00
Class A2                                                     0.00
Class A3                                                     0.00
Class B                                                      0.00
                                                 ----------------
     Total                                                   0.00

Shortfalls
Class A1                                                     0.00
Class A2                                                     0.00
Class A3                                                     0.00
Class B                                                      0.00
                                                 ----------------
     Total                                                   0.00

Servicing Fee
Class A1                                                48,333.75
Class A2                                             2,084,808.07
Class A3                                               365,708.19
Class B                                                244,569.69
                                                 ----------------
     Total                                           2,743,419.70

Distributions To Transferor                          4,051,884.21
Aggregate Net Investment Value                     508,615,023.56
Payments Ahead                                       2,379,916.87
Change in Payments Ahead from the
     previous year - increase/(decrease)               317,248.46
Servicer Advances                                    1,900,840.43
Change in Servicer Advances from
     previous year - increase/(decrease)              (429,574.92)

Reserve Fund (1)                                    70,761,436.91
Cumulative Withdrawals from the Reserve Fund                 0.00
Amounts Reimbursed to the Reserve Fund                       0.00
Maturity Advances                                    9,070,724.91
Reimbursements of Maturity Advance                   9,070,724.91
Maturity Advances Outstanding                                0.00

(1) Includes the cash capital contribution of $24,000,000.00 deposited during the year ended September 30, 2000. (See Item 14(b).)